                                                                    EXHIBIT 99.3

                CERTIFICATION REQUIRED BY 18 U.S.C. SECTION 1350
     (AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

     I, Daniel P. McEntee, as Chief Financial Officer of Globalstar, L.P. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

(1) the accompanying Quarterly Report on Form 10-Q/A of the Company for the quarterly period ended March 31, 2002 (the "Report"), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of
    Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended;
    and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2002
                                                 /s/ DANIEL P. MCENTEE
                                          --------------------------------------
                                                    Daniel P. McEntee
                                            Vice President and Chief Financial
                                                         Officer

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